THE GABELLI DIVIDEND GROWTH FUND

Supplement dated February 28, 2017

to the

Summary Prospectus dated April 29, 2016

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 29, 2016, of The Gabelli Dividend Growth Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Portfolio Managers

Effective March 1, 2017, Mr. Robert Leininger, CFA, Portfolio Manager of the Adviser, and Mr. Justin Bergner, CFA, Vice President at Gabelli & Company and Portfolio Manager of the Adviser, will be portfolio managers of the Fund. Ms. Barbara G. Marcin, CFA, Senior Vice President of GAMCO Investors, Inc., is continuing in her role as a portfolio manager of the Fund, a role she has held since the Fund’s inception in August 1999.

Shareholders Should Retain This Supplement For Future Reference

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